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                        THE NEXMED, INC. STOCK OPTION AND
                      LONG TERM INCENTIVE COMPENSATION PLAN


















                Amended and Restated Effective as of May 7, 2001
             Originally Adopted and Effective as of December 4, 1996

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                        THE NEXMED, INC. STOCK OPTION AND
                      LONG TERM INCENTIVE COMPENSATION PLAN

1.  PURPOSE OF THE PLAN.

         This NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan is intended to promote the interests of the Company and its shareholders by providing the Company's employees, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth, and protection of the business, with appropriate incentives and rewards to encourage them to continue in the employ of the Company and to maximize their performance.

2.  DEFINITIONS.

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a)  "Board" shall mean the Board of Directors of the Company.

         (b) "Cause" shall mean, when used in connection with the termination of a Participant's employment, "Cause" as defined in any existing employment or similar agreement between the Participant and the Company, or, in the absence of such an agreement, the termination of the Participant's employment on account of: (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from incapacity due to physical or mental illness), (ii) the willful violation by the Participant of (A) any federal or state law or (B) any rule of the Company, which violation would materially reflect on the Participant's character, competence, or integrity, (iii) a breach by a Participant of the Participant's duty of loyalty to the Company such as Participant's solicitation of customers or employees of the Company on behalf of any other person, (iv) the Participant's unauthorized removal from the Company's premises of any document (in any medium or form) relating to the Company, its business, or its customers, provided, however, that no such removal shall be deemed "unauthorized" if it is in furtherance of an individual's duties and obligations to the Company and such removal is a common practice at the Company,
(v) the Participant's unauthorized disclosure to any person of any confidential information regarding the Company, (vi) the willful engaging by the Participant in any other misconduct which is materially injurious to the Company; (vii) the Participant having been convicted of, or pleaded guilty or no contest to, any crime involving the property of the Company, or any felony, or (viii) the failure of the Participant to follow lawful instructions of the Board or his direct superiors. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without

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reasonable belief that the action or omission was in the best interests of the
Company. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the participant or at law or in equity. If, subsequent to the termination of a Participant's employment without Cause, it is determined that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder.

         (d) "Committee" shall mean the Compensation Committee of the Board; provided, however, the Compensation Committee shall not take any action under this Plan unless it is at all times composed solely of not less than three Directors who qualify as (i) "Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Exchange Act and (ii) "outside directors" as defined for purposes of the regulations under Section 162(m) of the Code. In the event the Compensation Committee is not composed solely of not less than three directors who qualify as Non-Employee Directors when the Company is subject to the Exchange Act and "outside directors", when Section 162(m) of the Code applies, or, in the event the Committee is unable to act, the Board shall take any and all actions required or permitted to be taken by the Committee under this Plan and shall serve as the Committee.

         (e)  "Company" shall mean NexMed, Inc., a Nevada corporation.

         (f) "Company Stock" shall mean the common stock, par value $.001 per share, of the Company.

         (g) "Director" shall mean a member of the Board.

         (h) "Disability" shall mean any physical or mental condition as a result of which a Participant is disabled within the meaning of Section 422(c)(6) of the Code.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" shall mean with respect to a share of Company Stock the average closing price per share of Company Stock at the end of business on the trading day immediately prior to the date of determination. The closing price for such day shall be as reported in the Wall Street Journal, or, if not reported therein, as reported in another newspaper of national circulation chosen by the Committee, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the New York Stock

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Exchange Composite Tape, or if the Company Stock is not then listed or admitted to trading on the New York Stock Exchange, on the largest principal national securities exchange, or if the Company Stock is not so listed or admitted to trading, then the average of the last reported sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if on such day the Company Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If the Company Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Company Stock accurately shall be the "Fair Market Value".

         (k) "Incentive Award" shall mean an Option, a SAR, a Restricted Stock, or Stock Bonus Award granted pursuant to the terms of the Plan.

         (l) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (m) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(d) hereof.

         (n) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

         (o) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option, or portion thereof, shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which such Option is evidenced.

         (p) "Participant" shall mean an officer or employee of the Company selected to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, that person's successors, heirs, executors, and administrators, as the case may be.

         (q) "Person" shall mean a "person," such as term is used in Sections 13(d) and 14(d) of the Exchange Act.

         (r) "Plan" shall mean The NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan, as it may be amended from time to time.

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         (s) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 8 hereof and that is subject to the restrictions set forth in Section 8(c) hereof for as long as such restrictions continue to apply to such share.

         (t) "Retirement" shall mean a Participant's termination of employment (other than by reason of death or Disability and other than a termination that is (or is deemed to have been) for Cause) on or after the later of (i) the date the Participant attains age 65 and (ii) the date the Participant has completed five years of service with the Company.

         (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (v) "SAR" shall mean a stock appreciation right granted pursuant to
Section 7 hereof.

         (w) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 9 hereof.

         (x) "Vesting Date" shall mean the date established by the Committee on which an Incentive Award may vest, with vesting to be time-based, performance-based, or a combination, to be determined by the Committee in its discretion.

3.  STOCK SUBJECT TO THE PLAN.

         (a)      Plan Awards.

                  Under the Plan, the Committee may, in its sole and absolute discretion, grant any or all of the following types of Incentive Awards to a
Participant: an Option, a SAR, a Restricted Stock, or Stock Bonus Award.

         (b)      Individual Awards.

                  Incentive Awards granted under this Plan may be made up entirely of one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. The number of shares of Company Stock for which Options and SARs may be granted to any individual Participant in any calendar year shall not exceed 1,000,000.

         (c)      Aggregate Plan Share Reserve.

                  The total number of shares of Company Stock available for grants of Incentive Awards under the Plan shall be 6,000,000 subject to adjustment in accordance with Section 10 of the Plan. These shares may be either authorized but unissued shares, newly issued shares, or reacquired shares of Company Stock. If an Incentive Award or portion thereof shall expire or terminate for any

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reason without having been exercised in full, the unexercised shares covered by such Incentive Award shall be available for future grants of Incentive Awards under the Plan.

4.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Committee. The Committee shall from time to time designate the officers and employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

         The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. The Committee shall have the full authority and discretion to administer the Plan, including authority to interpret, construe, reconcile any inconsistency, correct any defect and/or supply any omission in any provision of the Plan and the terms of any Incentive Award issued under the Plan. The Committee may also adopt, suspend, amend or waive any rules and regulations for administering the Plan as it may deem necessary or appropriate, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Decisions of the Committee shall be final and binding on all parties.

         The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award), (ii) accelerate the Vesting Date or Issue Date of any share of Restricted Stock issued under the Plan, or waive any condition imposed thereunder, and (iii) otherwise adjust or waive any condition imposed on any Incentive Award made hereunder.

         In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Company for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Sections 3(b) and 3(c) herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not be effective, and shall not count against the limit set forth in such Sections 3(b) and 3(c).

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         Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee, subject to applicable laws.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company (and any affiliate that may adopt this Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any action, omission, or determination unless such action, omission or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.

5.  ELIGIBILITY.

         The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be the officers and employees of the Company.

6.  STOCK OPTION AWARDS.

         The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by written agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

                  (a)  Identification of Options.

                  All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options or a combination of both.

                  (b)  Exercise Price.

                  The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine which may be equal to or less than the Fair Market Value of a share of Company Stock on the date such Non-Qualified Stock Option is granted; provided, that such price may not be less than (i) 85% of the Fair Market Value on the date of grant, and (ii) the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted.

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                  (c)  Term and Exercise of Options.

                       (i) Each Option shall be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the agreement evidencing such Option or any other agreement that relates to such Option or the Plan.

                       (ii) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(v) hereof.

                       (iii) An Option shall be exercised by delivering a written notice to the Company's principal office to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise (unless the Committee waives such advance notice requirement). Such notice shall be accompanied by the agreement (or agreements) evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement(s) shall be returned to the Participant. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise in the manner set forth in the applicable Option agreement or any other agreement that relates to such Option or, if none are set forth, in any combination of the following:

                             (A) in cash, by certified check, bank cashier's
check, or wire transfer,

                             (B) subject to the approval of the Committee, in
shares of Company Stock in which the Participant has good title, free and clear of all liens and encumbrances and which have been owned by the Participant for at least six (6) months or which have been purchased on the open market, or which meet such other requirements as the Committee may determine

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necessary in order to avoid an accounting earnings charge in respect of the
Option, valued at their Fair Market Value on the effective date of such exercise, or

                             (C) subject to the approval of the Committee
pursuant to a "cashless exercise" pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (a) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (b) the delivery of the shares of the Company Stock from the Company directly to the brokerage firm, and (c) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

Any payments in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time, or by attestation of ownership of sufficient shares of Company Stock in accordance with procedures established by the Committee.

                  (iv) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

                  (d)  Limitations on Grant of Incentive Stock Options.

                       (i) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the inverse order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                       (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of

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stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (I) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (II) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                  (e)  Effect of Termination of Employment.

                  Unless otherwise set forth in the applicable Option agreement or any other agreement that relates to the Option, the following shall apply in the event of a termination of the employment of a Participant:

                       (i) In the event the employment of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after the date of such termination, on which date they shall expire, and
(B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                       (ii) In the event that the employment of a Participant with the Company (as determined by the Committee in its sole discretion) shall terminate on account of the Retirement, Disability, or death of the Participant,
(A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after the date of such termination and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term. The effect of exercising any Incentive Stock Option on a day that is more than 90 days after the date of such termination (or, in the case of a termination of employment on account of death or Disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

                       (iii) In the event of the termination of a Participant's employment for Cause (as determined by the Committee in its sole discretion), all outstanding Options granted to such Participant shall automatically expire as of the commencement of business on the date of such termination.

7.  SARs.

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         The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by written agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

                  (a) Strike Price.

                  The strike price of any SAR granted under the Plan shall be determined by the Committee in its discretion at the time of the grant of such SAR.

                  (b)  Benefit Upon Exercise.

                       (i) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the strike price of the SAR (subject to applicable withholding payment requirements).

                       (ii) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

                  (c)  Term and Exercise of SARs.

                       (i) Each SAR shall be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the SAR agreement with respect to such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR was granted; and provided, further, however, that each SAR shall be subject to earlier termination, expiration, cancellation as provided in the SAR agreement or any other agreement that relates to such SAR or the Plan.

                       (ii) Each SAR may be exercised in whole or in part, provided, that no partial exercise of a SAR shall be for an aggregate strike price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination, or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise shall be returned to the Participant exercising such SAR together with the payment described in Section 7(b)(i) hereof.

                       (iii) A SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable agreement evidencing the SAR, and shall

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specify the number of shares of Company Stock with respect to which the SAR is being exercised, and shall be signed by the Participant.

                  (d) Unless otherwise set forth in the applicable SAR agreement or any other agreement that relates to the SAR, the following shall apply in the event of a termination of the employment of a Participant:

                       (i) In the event that the employment of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one month after such termination, on which date they shall expire and (B) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

                       (ii) In the event that the employment of a Participant with the Company shall terminate on account of the Retirement, Disability, or death of the Participant, (A) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after the date of such termination and (B) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

                       (iii) In the event of the termination of the Participant's employment for Cause, all outstanding SARs granted to such Participant shall automatically expire as of the commencement of business on the date of such termination.

8.  RESTRICTED STOCK.

         The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

                  (a)  Issue Date and Vesting Date.

                  At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or

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Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 8(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) hereof are satisfied, and except as provided in Section 8(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(c) hereof shall cease to apply to such share.

                  (b)  Conditions to Vesting.

                  At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

                  (c)  Restrictions on Transfer Prior to Vesting.

                  Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

                  (d)  Issuance of Certificates.

                       (i) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares, provided, that the Company shall not cause to be issued such stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE NEXMED, INC. STOCK OPTION AND LONG-TERM INCENTIVE

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         COMPENSATION PLAN AND INCENTIVE AWARD AGREEMENT ENTERED INTO BETWEEN
         THE REGISTERED OWNER OF SUCH SHARES AND NEXMED, INC. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF NEXMED, INC., 350 CORPORATE BOULEVARD, ROBBINSVILLE, NEW JERSEY 08691.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                       (ii) Each certificate issued pursuant to Section 8(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

                  (e)  Consequences Upon Vesting.

                  Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to
Section 8(d)(ii) hereof.

                  (f)  Effect of Termination of Employment.

                  Unless otherwise set forth in the applicable Restricted Stock agreement or any other agreement that relates to such Restricted Stock, the following shall apply in the event of a termination of the employment of a
Participant:

                       (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(b). Such proportion may be equal to zero. All shares of Restricted Stock granted to such Participant which have not vested (including, without limitation, pursuant to this subsection) as of the date of such termination shall be forfeited at the end of business on the date of such termination.

                       (ii) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

9.  STOCK BONUSES.

         The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.  ADJUSTMENT UPON CHANGES IN COMPANY STOCK.

                  (a)  Shares Available for Grants.

                  In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant (i) Options, SARs, shares of Restricted Stock, and Stock Bonuses to all Participants in the aggregate and (ii) Options and SARs to each individual Participant, both as set forth under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number of shares of Company Stock with respect to which (i) Options, SARs, shares of Restricted Stock, and Stock Bonuses may be granted to all Participants in the aggregate and (ii) Options and SARs may be granted to each individual Participant, both as set forth under Section 3 hereof as the Committee may deem appropriate. Any adjustment pursuant to the preceding two sentences to the individual limits shall be made in a manner designed to preserve the exception from Section 162(m) of the Code of certain Options and SARs granted under the Plan.

                  (b)  Outstanding Restricted Stock.

                  Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue

Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, or similar corporate exchange will not vest and be paid out until such share of Restricted Stock vests and shall be promptly deposited with the custodian designated pursuant to Section 8(d)(ii) hereof.

                  The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Vesting Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

                  (c) Outstanding Options and SARs - Increase or Decrease in Issued Shares Without Consideration.

                  Subject to any required action by the shareholders of the Company (as determined by the Committee), in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidations of shares of Company Stock or the payment of a stock dividend on the shares of Company Stock, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Company shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option and SAR, the exercise price per share of Company Stock of each such Option and the strike price per share of each SAR.

                  (d)  Outstanding Options and SARs - Certain Mergers.

                  Subject to any required action by the shareholders of the Company (as determined by the Committee), in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option and SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option or SAR would have received in such merger or consolidation; and the exercise price or strike price thereof shall be equitably adjusted by the Committee as it may deem appropriate to prevent the enlargement or dilution of rights of Participants.

                  (e)  Outstanding Options and SARs - Certain Other
Transactions.

                  In the event of a dissolution or liquidation of the Company; a sale of all of the Company's Common Stock; a sale of substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation; or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                       (i) cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Company Stock subject to such Option or SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price or strike price of such Option or SAR (subject to applicable withholding payment requirements); or

                       (ii) provide for the exchange of each Option and SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or strike price of the option or stock appreciation right, or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR; to prevent any substantial dilution or enlargement of the rights granted to, or available for, the Participant.

                  (f)  Outstanding Options and SARs - Other Changes.

                  In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in
Section 10(c), (d) or (e) hereof, the Committee may in its absolute discretion, make such adjustments in the number of shares subject to Options or SARs outstanding on the date on which such change occurs and in the per share exercise price or strike price of each such Option and SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.

                  (g)  No Other Rights.

                   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Company Stock, the payment of any dividend, any increase or decrease in the number of shares of

Company Stock or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of Company Stock, or securities convertible into shares of Company Stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price or strike price of any Option or SAR.

11.  RIGHTS AS A STOCKHOLDER.

         No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date the person becomes the owner of record with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date the person becomes the owner of record and the related stock certificate is issued.

12.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHTS TO INCENTIVE AWARD.

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

         No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.  SECURITIES MATTERS.

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

         (c) All Company Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

         (d) Certificates for shares of Company Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Company Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

14.  INCOME TAX WITHHOLDING AND PAYROLL TAXES.

                  (a)  Cash Remittance.

                  Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise, occurrence, or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of a SAR, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise or grant.

                  (b)  Stock Remittance.

                  At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, or the grant of a Stock Bonus, in lieu of the remittance required by Section 14(a) hereof, the Participant may tender to the Company a number of shares of Company Stock in which the Participant has good title, free and clear of all liens and encumbrances and have been owned by the Participant for at least six (6) months or which have been purchased on the open market, or which meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option, valued at the Fair Market Value on the effective date of such exercise, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise, occurrence, or grant and not greater than the Participant's estimated total federal, state, and local tax obligations associated with such exercise, occurrence, or grant.

                  (c)  Stock Withholding.

                  The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of requiring the remittance required by Section 14(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the withholding date the Committee determines to be sufficient to satisfy the minimum, but not more than the minimum; federal, state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise, occurrence, or grant.

                  (d) The exercise of an Option or SAR, and the occurrence of an Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus shall be contingent upon the satisfaction of the withholding obligations described in this Section 14.

15.  AMENDMENT OR TERMINATION OF THE PLAN.

         The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of this Plan shall, without a Participant's consent, alter or impair any of the rights or obligations under any Incentive Award theretofore granted to the Participant under the Plan. Further, no such amendment, suspension or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options or SARs granted under the Plan from failing to qualify for purposes of
Section 162 of the Code).

16.  NO OBLIGATION TO EXERCISE.

         The grant to a Participant of an Option or a SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

17.  TRANSFERS UPON DEATH.

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section and in Section 18, no

Incentive Award shall be assignable or transferable, and shall be exercisable only by a Participant during the Participant's lifetime.

18.      NONTRANSFERABILITY.

         (A) Notwithstanding the foregoing provisions of Section 17, the Committee may in the applicable Incentive Award agreement or at any time after the Grant Date in an amendment to an Incentive Award agreement provide that options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Incentive Award agreement to preserve the purposes of the Plan, to:

         (i) Any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

         (ii) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

         (iii) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

         (iv) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award agreement; (each transferee described in clauses (i), (ii), (iii) and (iv) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Incentive Award agreement evidencing the option.

         (B) The terms of any option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Incentive Award agreement to an Optionee or Participant shall be deemed to refer to the Permitted Transferee, except that
(i) Permitted Transferees shall not be entitled to transfer any options, other than by will or the laws of descent and distribution; (ii) Permitted Transferees shall not be entitled to exercise any transferred options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such option if the Committee determines, consistent with any applicable Incentive Award agreement, that such a registration statement is necessary or appropriate, (iii) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (iv) the consequences of termination of the Participant's employment by, or services to, the Company, a subsidiary or an affiliate under the terms of the Plan and the applicable Incentive Award agreement shall continue to be applied with respect to the Participant, following which the options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Incentive Award agreement.

19.  EXPENSES AND RECEIPTS.

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general purposes.

20.  FAILURE TO COMPLY.

         In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion may determine.

21.  ADOPTION AND EFFECTIVE DATE OF PLAN.

         The Plan, as amended and restated, was adopted by [unanimous written consent] of the Board, in lieu of a meeting of the Board, effective as of March 5, 2001 pursuant to Nevada law. The Plan, as amended and restated, was subsequently ratified and approved by the shareholders of the Company at the Annual Shareholders Meeting on May 7, 2001.

         The Plan was originally adopted by unanimous written consent of the Board of Directors of the Company, in lieu of a meeting of the Board, effective as of December 4, 1996 and the Plan was subsequently ratified and approved through action taken by the written consent of a majority of the shareholders of the Company dated effective as of December 4, 1996, in lieu of a meeting of such shareholders, all as permitted under Nevada law.

22.  TERM OF THE PLAN.

         The right to grant Incentive Awards under the Plan will terminate upon the expiration of ten years from the date the Plan was initially adopted.

23.  APPLICABLE LAW.

         The Plan will be construed and administered in accordance with the laws of the State of Nevada, without reference to the principles of conflicts of law.

24.  RELATIONSHIP TO OTHER BENEFITS.

         No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other Plan.

25.  PRONOUNS.

         Masculine pronouns and other words of masculine gender shall refer to both men and women.

26.  SEVERABILITY.

         If any provision of the Plan or any Incentive Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Incentive Award, or would disqualify the Plan or any Incentive Award under any law deemed applicable by the Committee, such provision shall be construed or deemed applicable by the Committee, such provision shall be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction, person or Incentive Award and the remainder of the Plan and any such Incentive Awards shall remain in full force and effect.